February 9, 2001

Brundage, Story and Rose Investment Trust
Supplement to Prospectus Dated April 1, 2000 and Supplemented September 28, 2000


OPERATION OF THE FUNDS (page 17)

Reference to Gregory E. Ratte in the third paragraph is deleted and replaced with the following:

Effective January 1, 2001, Malcolm E. Clarke, Jr., a senior portfolio manager with the Adviser, is primarily responsible for managing the portfolio of the Equity Fund. Mr. Clarke joined the Adviser in 1969, became an owner of the firm in 1971 and has since managed both taxable and institutional equity and balanced portfolios.